                                                                    EXHIBIT 99.1

                                       G&L
                                  ------------
                                  REALTY CORP.

--------------------------------------------------------------------------------
                                      NEWS
--------------------------------------------------------------------------------

RELEASE:                                          CONTACT:
Immediate                                         David Hamer   310-273-9930
                                                  E-mail: dhamer@glrealty.com

             G&L REALTY CORP. ANNOUNCES RECEIPTS OF AMENDED PROPOSAL
             -------------------------------------------------------
                                BY WEISMAN GROUP
                                ----------------

BEVERLY HILLS, California, October 23, 2001. G&L Realty Corp. (NYSE: GLR) announced today that the special committee of its board of directors has received an amended proposal from Lyle Weisman and certain of his associates (the "Weisman Group") to acquire the outstanding common stock of the Company. The amended proposal is being reviewed by the special committee of the Company's board of directors.

The body of the Weisman Group's letter to the special committee follows:

                  On behalf of Lyle Weisman, Asher Gottesman, Len Fisch and Igor Korbatov ("WGFK"), we acknowledge receipt of your letter dated October 19, 2001. The letter was received at the offices of our counsel on Saturday evening, October 20, 2001, and was brought to our attention on Sunday, October 21, 2001.

                  At the outset we reiterate our ongoing commitment, as evidenced below, to proceed with an offer for the common shares of G&L Realty Corp. (the "Company") that is materially higher per share than the one presented in the Agreement and Plan of Merger, dated as of May 10, 2001, by and between G&L Acquisition, LLC and the Company, as amended (the "Gottlieb/Lebowitz Merger Agreement").

                  Although the Company has previously announced that the Special Committee has been authorized to negotiate "with Lyle Weisman and his group," to date we have not had the benefit of any face-to-face negotiations with any member of the Special Committee, seemingly because "[c]ounsel for the Special Committee received a letter from counsel for Messrs. Gottlieb and Lebowitz on October 18, 2001, which provided for the retroactive revocation of the waiver permitting the
                          ----------------------
         Special Committee to negotiate with [WGFK]" (emphasis added).


                                G&L Realty Corp.
                            Corporate Headquarters:
            439 North Bedford Drive, Beverly Hills, California 90210
                      Tel: 310-273-9930 Fax: 310-248-2222

                  Prior to counsels' receipt of that letter, however, WGFK, in response to certain verbal requests for clarification made by the Special Committee after it received our offer dated October 12, 2001, indicated that WGFK would be willing to:

    . consider an increase in our offer to $16.50 per share, dependent on due diligence and subject to adjustment but in no event less than $15.50 per share;

    . waive the $2,500,000 cap on WGFK's liability in the event of a breach by WGFK of its obligations contained in a definitive agreement of the parties, and

    .  lower the amount of the breakup fee.

         In the context of the foregoing, we were also given the impression that the Special Committee would look favorably upon WGFK's being able to utilize the $2,500,000 Good Faith Deposit, which we proposed to deliver to your counsel, Ballard Spahr Andrews & Ingersoll, LLP, for the benefit of the WGFK Tender Offer (defined below). Your most recent letter to WGFK states that you are requiring the entire $2,500,000 to be released to the Company, ostensibly "in order to protect the Company's stockholders from exposure to liability for the termination fee and costs provided for in the Gottlieb/Lebowitz Merger Agreement."

                  Frankly, we believe that our offer of October 12, 2001 covers that expressed concern. In our view the Gottlieb/Lebowitz Merger Agreement already permits the Company's principal shareholders to acquire the Company utilizing its own assets but with little or no material financial exposure to those individuals. Other potential bidders, including WGFK, have had to overcome substantial hurdles in order to present their offers to the shareholders.

                  Accordingly, given our experience in dealing with the Special Committee, our inability to have face-to-face negotiations, the shortness of time given to us in which to respond, and our desire to be able to reach agreement quickly, we have accepted your proposal with the following principal changes:

                  (i) We are increasing our price per share from $15.50 to $15.63, which is net of the $2,500,000 payable by WGFK to the Company, but which is not allowed to be credited or made available to the price offered to shareholders. Again, because of our prior unsatisfactory dealings on the issue of resolving the Company's form of confidentiality agreement, we seek no non-public information from the Company.

                  (ii) We are not interested in becoming an unsecured creditor of the Company if we are compelled to seek relief upon a default by the Company in the definitive agreement contemplated between us as described in your letter (the "Definitive Agreement"). For that reason, and to that limited extent, we have included a provision for reasonable adequate collateral that secures the Good Faith Payment.

                  (iii) Consistent with your letter to us dated July 19, 2001, we have provided for the breakup fee offered by the Special Committee to WGFK of $2,500,000. This

                                G&L Realty Corp.
                            Corporate Headquarters:
            439 North Bedford Drive, Beverly Hills, California 90210
                      Tel: 310-273-9930 Fax: 310-248-2222
         amount is clearly reasonable, especially in light of the materially higher value we will have provided to shareholders and the added cost and risk placed upon WGFK by the Special Committee.

                  (iv) Because current time constraints prevent us from both seeking and obtaining clarifications to the terms of your letter, we have made those amendments to certain other terms in your letter which we believe are mutually fair as set forth below, and have attached to this letter a blacklined copy of our changes to the numbered paragraphs for the convenience of the Special Committee.

                  We appreciate that the Special Committee has directed its counsel to begin preparation of the Definitive Agreement and we look forward to receiving and reviewing it following your acceptance and agreement with the terms of this letter (the "Letter").

                  1. Nature of the Transaction: WGFK agrees to make an any and
                     -------------------------
         all tender offer for the outstanding common stock of the Company at the purchase price set forth below and upon the terms and conditions set forth in the Definitive Agreement (the "WGFK Tender Offer"). The WGFK Tender Offer may be made by an entity to be formed by WGFK for such purpose. However, the obligations of that entity to perform its obligations shall be unconditionally guaranteed by WGFK on a joint and severable basis. If WGFK (together with its affiliates and associates) owns more than 50% of the Common Stock immediately after the closing of the WGFK Tender Offer, a merger between the Company and an entity formed by WGFK (the "WGFK Merger") will proceed immediately pursuant to the terms of the Definitive Agreement, resulting in WGFK's beneficial ownership of 100% of the issued and outstanding Common Stock. WGFK agrees that it shall (and that it shall cause its affiliates and associates to) vote any shares of Common Stock held by them or under their control in favor of the transactions contemplated by the Definitive Agreement. The purchase price in the WGFK Merger shall be the greater of (a) the purchase price paid in the WGFK Tender Offer, and (b) the highest price paid by WGFK (or any of its affiliates or associates) for shares of Common Stock between and including the date of the close of the WGFK Tender Offer and the effective date of the WGFK Merger.

                  2. Purchase Price: The purchase price shall be $15.63 per
                     --------------
         share, net to the seller, in cash.

                  3. Other Terms of WGFK Tender Offer:
                     --------------------------------

                      3.1 Any and All: The WGFK Tender Offer shall be an any and
                          -----------
         all tender offer and shall not be subject to any minimum or maximum tender condition.

                      3.2 Conditions: The WGFK Tender Offer shall not be subject
                          ----------
         to any conditions, other than (a) compliance by the Company with all of its material obligations under the terms of the Definitive Agreement;
         (b) the absence of any order by any court of competent jurisdiction permanently enjoining the WGFK Tender Offer; and (c) the absence of any recommendation by the Special Committee of an alternative

                                G&L Realty Corp.
                            Corporate Headquarters:
            439 North Bedford Drive, Beverly Hills, California 90210
                      Tel: 310-273-9930 Fax: 310-248-2222
         acquisition proposal; provided however, that in the case of material breach by the Company, the Company shall have a commercially reasonable period of time following receipt of written notice from WGFK of such breach in which to cure such breach, and that in the case of condition (b), the existence of any such permanent injunction shall not release WGFK from liability for failure to consummate the WGFK Tender Offer to the extent that such permanent injunction was the result of any intentional action on its part, or on the part of any person or individual under the control of WGFK or any of the members thereof. Since you have advised that the transaction contemplated by the Gottlieb/Lebowitz Merger Agreement "could be closed as early as next Thursday," WGFK will need to be willing to assume all financing risk and all risk of material adverse change (including, without limitation, adverse change resulting from events of force majeure), other than material adverse change directly consequented by a breach of the Definitive Agreement by the Company.

                      3.3 Commencement of WGFK Tender Offer: WGFK shall commence
                          ---------------------------------
         the WGFK Tender Offer as soon as practical, but in no event more than thirty-one (31) calendar days after the execution of the Definitive Agreement; provided that the Company shall be given sufficient time to provide to Messrs. Gottlieb and Lebowitz the notice described in paragraph 3.4, below, and provided that the Company shall cooperate in good faith with WGFK to support the WGFK Tender Offer, which cooperation shall include, but not be limited to, the Company's providing current stockholder lists and securities position listings.

                      3.4 Notice to Messrs. Gottlieb and Lebowitz: The Company
                          ---------------------------------------
         shall provide five business days advance notice to Messrs. Gottlieb and Lebowitz such that prior to the record date for a vote of common stockholders or a tender offer, Messrs. Gottlieb and Lebowitz are able to become record holders of the shares of Common Stock issuable on exercise of any outstanding options held by them.

                      3.5 Duration of the WGFK Tender Offer: The WGFK Tender
                          ---------------------------------
         Offer shall close not more than twenty-five (25) business days from the date the offer is commenced, provided that, at the discretioN of WGFK, the WGFK Tender Offer may be extended for up to two periods of ten (10) business days each.

                  4. Appraisal Rights: Effective simultaneously with the closing
                     ----------------
         of the WGFK Tender Offer, the Board shall adopt a new bylaw provision granting to the stockholders of the Company the same appraisal rights as they would have had under statutory law in the context of an acquisition of the Company if the Common Stock were not listed on the New York Stock Exchange or any other securities exchange. This bylaw provision shall provide that it may only be amended with the approval of the holders of 80% of the Common Stock.

                  5. Waiver of Share Ownership Limitations: The Company shall,
                     -------------------------------------
         effective simultaneously with the closing of the WGFK Tender Offer, waive the common stock ownership limitations set forth in Article IV, Section B(4)(b)(i) of the charter of the Company (the "Charter"), pursuant to the authority granted to the Board in Article IV, Section B(4)(i)(i) of the Charter, to the extent needed to permit WGFK to close the

                                G&L Realty Corp.
                            Corporate Headquarters:
            439 North Bedford Drive, Beverly Hills, California 90210
                      Tel: 310-273-9930 Fax: 310-248-2222

         WGFK Tender Offer and, if the WGFK Merger proceeds, to permit WGFK to close the WGFK Merger.

                  6. Favorable Recommendation of the Special Committee: The
                     -------------------------------------------------
         Special Committee shall recommend the WGFK Tender Offer to the holders of Common Stock as a Superior Acquisition Proposal (as that term is defined in the Gottlieb/Lebowitz Merger Agreement); provided, however, that the Special Committee reserves the right to withdraw its recommendation and to recommend an alternative acquisition proposal, if the Special Committee determines that such alternative proposal is superior to the WGFK Tender Offer.

                  7. Termination of Gottlieb/Lebowitz Merger Agreement: The
                     -------------------------------------------------
         Company shall terminate the Gottlieb/Lebowitz Merger Agreement upon the execution of the Definitive Agreement.

                  8. Good Faith Payment: As evidence of its good faith WGFK
                     ------------------
         shall forward with its signed copy of the Definitive Agreement a bank cashier's check in the amount of $2,500,000 payable to the order of the Company. The Company shall not be required to reimburse WGFK the amount of the good faith payment for any reason other than (a) material breach by the Company of its obligations under the Definitive Agreement, provided, however, that the Company shall have a commercially reasonable period of time following the receipt of written notice from WGFK of such breach, in which to cure the same, or (b) the recommendation to stockholders by the Special Committee of an alternative acquisition transaction and the withdrawal by the Special Committee of its recommendation to stockholders of the WGFK Tender Offer, or (c) if the Company or its stockholders accept or otherwise proceed with a merger, consolidation or sale of all or substantially all of the assets of the Company (collectively, the "Reimbursement Conditions"). Nor shall the Company have any obligation to reimburse the good faith payment in the event that WGFK is in breach of its obligations under the Definitive Agreement. The Company shall provide to WGFK reasonable adequate collateral to secure the obligations of the Company promptly to refund the good faith payment upon the occurrence of any of the Reimbursement Conditions.

                  9. Break-up Fee: In the event that the WGFK Tender Offer fails
                     ------------
         to close due to the fact that the Company has materially breached its obligations under the Definitive Agreement (provided, however, that the Company shall have a commercially reasonable period of time following the receipt of written notice from WGFK of such breach, in which to cure the same) or has entered into an alternative acquisition transaction as described above, and so long as WGFK is not in breach of its obligations under the Definitive Agreement, then the Company shall, within three (3) business days of the entering into of such alternative acquisition transaction, pay to WGFK an amount equal to the sum of (a) the reasonable costs and expenses of WGFK in connection with the Definitive Agreement and the commencement of the WGFK Tender Offer and
         (b) $2,500,000. No costs and expenses of WGFK or break-up fee shall be paid in the event that the WGFK Tender Offer is consummated.

                                G&L Realty Corp.
                            Corporate Headquarters:
            439 North Bedford Drive, Beverly Hills, California 90210
                      Tel: 310-273-9930 Fax: 310-248-2222

                 10. Financial Statements: Messrs. Weisman, Gottesman, Fisch,
                     --------------------
         and Korbatov will provide such representations and warranties regarding their financial statements and the commitment letters from each of Pacific West Management LLC and Hanmi Bank as are customary in transactions of this nature, which representations and warranties shall survive the consummation of the transactions contemplated hereby.

                 11.  Further Cooperation: The Company and WGFK shall cooperate
                      -------------------
         with each other in good faith in proceeding expeditiously to accomplish the transactions contemplated by this Agreement, subject to the execution by the parties of the Definitive Agreement.

                  As you have provided, this Letter is not intended to be and does not constitute a legally binding obligation of any of the parties and remains subject to the negotiation and execution of the Definitive Agreement, as well as other ancillary documents to accomplish the objective described above. If you have not responded to the Letter, in writing, by 8:00 pm PDT, October 23, 2001, we will assume that you are not interested in pursuing a transaction with WGFK.

Founded in 1976, G&L Realty Corp. is a growth-oriented health care real estate investment trust with four major areas of operation: the Medical Office Building Division, the Skilled Nursing Facility Division, the Assisted Living Facility Division and the Senior Care Lending Division.

This press release contains forward-looking statements. These statements can be identified by the use of forward-looking terminology such as "will," "anticipate," "contemplate" and "intend." These statements represent the Company's judgment concerning the future and are subject to risks and uncertainties that could cause the proposed transactions described not to occur in the manner or in the time frame indicated in this press release. Factors influencing the proposed transactions described in this press release, in addition to the conditions referred to above, include, but are not limited to, changes in the general economy, the supply of, and demand for, healthcare related real estate in markets in which the Company has investments, the availability of financing and governmental policies and regulations as well as delays in obtaining approvals from stockholders, governmental authorities and other third parties.

                                       ###

                                G&L Realty Corp.
                            Corporate Headquarters:
            439 North Bedford Drive, Beverly Hills, California 90210
                      Tel: 310-273-9930 Fax: 310-248-2222